                                                               Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Green Plains Renewable Energy,
Inc. (the "Company") on Form 10-K for the period ending November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Barry A. Ellsworth, Principal Executive Officer of the Company,
certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Barry A. Ellsworth
President and Principal Executive Officer
June 6, 2006